UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2017

UNITED CONTINENTAL HOLDINGS, INC.

UNITED AIRLINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-06033	36-2675207
Delaware	001-10323	74-2099724
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

233 S. Wacker Drive, Chicago, IL 60606

233 S. Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip Code)

(872) 825-4000

(872) 825-4000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

On September 29, 2017, United Continental Holdings, Inc. (“UAL”) issued in a public offering $400,000,000 principal amount of its 4.25% Senior Notes due 2022 (the “Notes”), which are guaranteed (the “Guarantee”) by UAL’s wholly-owned subsidiary United Airlines, Inc. (“United”). The issuance of the Notes and the Guarantee were registered pursuant to UAL’s and United’s automatic shelf registration statement on Form S-3 (Registration Nos. 333-203630 and 333-203630-1) (the “Registration Statement”), filed with the Securities and Exchange Commission on April 24, 2015. This Current Report on Form 8-K is being filed for the purpose of adding the opinion of Hughes Hubbard & Reed LLP that the Notes and the Guarantee are binding obligations as an exhibit with respect to the Registration Statement. See Item 9.01 of this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

5.1	Opinion of Hughes Hubbard & Reed LLP that the Notes and the Guarantee are binding obligations — filed herewith.

23.1	Consent of Hughes Hubbard & Reed LLP (included in Exhibit 5.1).

EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of Hughes Hubbard & Reed LLP that the Notes and the Guarantee are binding obligations — filed herewith.

23.1	Consent of Hughes Hubbard & Reed LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED CONTINENTAL HOLDINGS, INC. UNITED AIRLINES, INC.

By:	/s/ Chris Kenny
Name:	Chris Kenny
Title:	Vice President and Controller

Date: September 29, 2017